UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2012

Rex Energy Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-33610	20-8814402
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

476 Rolling Ridge Drive, Suite 300 State College, Pennsylvania		16801
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code: (814) 278-7267

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment to Senior Credit Agreement

Effective November 12, 2012, Rex Energy Corporation (the “Company”) entered into an Eleventh Amendment to Credit Agreement (the “11th Amendment”) with KeyBank National Association, as Administrative Agent, and the other lenders signatory thereto, amending that certain Credit Agreement dated as of September 28, 2007 (as amended, modified or supplemented, the “Credit Agreement”).

The 11th Amendment amends certain provisions of the Credit Agreement to, among other things, apply the current requirement that the Company maintain a ratio of total debt to EBITDAX of less than or equal to 4.25 to 1.00 to quarters ending after December 31, 2012.

Amendment to Second Lien Credit Agreement

Also effective November 12, 2012, and in conjunction with the 11th Amendment, the Company entered into a Third Amendment to Second Lien Credit Agreement (the “3rd Amendment”) with KeyBank as Administrative Agent, and the other lenders signatory thereto, amending that certain Second Lien Credit Agreement dated as of December 22, 2011 (as amended, modified or supplemented, the “2nd Lien Credit Agreement”).

The 3rd Amendment amends certain provisions of the 2nd Lien Credit Agreement to, among other things, apply the current requirement that the Company maintain a ratio of total debt to EBITDAX of less than or equal to 4.25 to 1.00 to quarters ending after December 31, 2012.

The foregoing descriptions of the 11th Amendment and the 3rd Amendment do not purport to be complete and are qualified in their entirety by reference to the complete text of these agreements. A copy of the 11th Amendment and the 3rd Amendment will be filed with the Company’s Annual Report on Form 10-K for the year ending December 31, 2012.

Item 7.01.	Regulation FD Disclosure.

On November 12, 2012, the Company issued a press release announcing, among other things, its interim 2012 proved reserves and preliminary 2013 capital budget and guidance. A copy of the press release is furnished herewith as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this current report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 8.01.	Other Events.

Report of Independent Petroleum Engineers

A letter dated November 5, 2012 from Netherland, Sewell & Associates, Inc., independent petroleum engineers, regarding the Company’s estimated proved reserves as of October 31, 2012 is filed as Exhibit 99.2 to this Current Report on Form 8-K.

Recast Financial Data, MD&A and Financial Statements for 2011 and 2010 fiscal years

Earlier this year, the Company changed its internal organizational structure, causing a change in the composition of the Company’s business segments as a result of meeting the qualitative and quantitative requirements of Accounting Standards Codification Topic 280, Segment Reporting. The Company has two principal business segments, segregated based on the products and services that each provide: (i) an exploration and production segment, in which the Company engages in the exploration, acquisition, development and production of oil, natural gas and natural gas liquids, and (ii) a field services segment, in which the Company engages in the management of water sourcing, water transfer and water disposal services. The Company first reported financial information regarding the Company’s segments in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2012, filed with the Securities and Exchange Commission (the “SEC”) on August 8, 2012. Business segment information was not reported in prior years.

This Current Report on Form 8-K reflects the effect of certain presentation changes on the previously filed financial statements and management’s discussion and analysis of financial condition and results of operations of the Company in its Annual Report on Form 10-K for the year ended December 31, 2011, filed with the SEC on March 15, 2012 (the “2011 Form 10 K”). Attached hereto as Exhibit 99.3 (and hereby incorporated into this Item 8.01 by reference) are revised presentations of the following sections of the 2011 Form 10-K, recast by the Company to restate the items of segment information for all periods presented:

•	Item 6. Selected Financial Data;

•	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and

•	Item 8. Financial Statements and Supplementary Data (including revised Reports of Independent Registered Public Accounting Firms).

The recast of financial statements presented in this Current Report on Form 8-K is limited to the items described in this Item 8.01, and all other information in the 2011 Form 10-K remains unchanged.

Information in the 2011 Form 10-K is generally stated as of December 31, 2011; however, the 2011 Form 10-K includes disclosure of certain material transactions occurring subsequent to December 31, 2011. Without limiting the foregoing, this filing does not purport to update the information contained in the 2011 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring or known to management other than disclosures contained in this Current Report on Form 8-K. Other information is contained in the Company’s quarterly reports for the periods ended March 31, 2012, June 30, 2012 and September 30, 2012 (collectively, the “2012 Quarterly Reports”) and other documents subsequently filed by the Company with the SEC. This Current Report on Form 8-K should be read in conjunction with the 2011 Form 10-K, the 2012 Quarterly Reports, and other filings with the SEC. The 2012 Quarterly Reports and other filings contain important information regarding events, developments, and updates to certain expectations of the Company that have occurred since the filing of the 2011 Form 10-K.

The adjustments made to the selected financial data, MD&A and financial statements included in Exhibit 99.3 have no impact on total revenues, net income (loss), net income (loss) per share or retained earnings (deficit) for any period presented. The Company evaluates the performance of its business segments based on net income (loss) from continuing operations, before income taxes. All intercompany transactions, including those between consolidated business segments, are eliminated in consolidation.

Private Offering of Senior Notes

On November 12, 2012, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.4 and incorporated herein by reference, announcing that it intends to commence a private offering of senior notes due 2020.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Netherland, Sewell & Associates, Inc.

23.2	Consent of KPMG LLP

23.3	Consent of Malin, Bergquist & Company, LLP

99.1	Press Release of Rex Energy Corporation dated November 12, 2012.

99.2	Report of Netherland, Sewell & Associates, Inc., as of October 31, 2012.

99.3	Item 6. Selected Financial Data, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Item 8. Financial Statements and Supplementary Data, all as revised

99.4	Press Release of Rex Energy Corporation dated November 12, 2012.

101.INS*	XBRL Instance Document

101.SCH*	XBRL Taxonomy Extension Schema Document

101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF*	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB*	XBRL Taxonomy Extension Label Linkbase Document

101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document

*	These exhibits are furnished herewith. In accordance with Rule 406T of Regulation S-T, these exhibits are not deemed to be filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, are not deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and otherwise are not subject to liability under these sections.

[Signature page to follow]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REX ENERGY CORPORATION

By:	/s/ Jennifer L. McDonough
Jennifer L. McDonough
Vice President, General Counsel and Secretary

Date: November 13, 2012

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Netherland, Sewell & Associates, Inc.

23.2	Consent of KPMG LLP

23.3	Consent of Malin, Bergquist & Company, LLP

99.1	Press Release of Rex Energy Corporation dated November 12, 2012.

99.2	Report of Netherland, Sewell & Associates, Inc., as of October 31, 2012.

99.3	Item 6. Selected Financial Data, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Item 8. Financial Statements and Supplementary Data, all as revised

99.4	Press Release of Rex Energy Corporation dated November 12, 2012.

101.INS*	XBRL Instance Document

101.SCH*	XBRL Taxonomy Extension Schema Document

101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF*	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB*	XBRL Taxonomy Extension Label Linkbase Document

101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document

*	These exhibits are furnished herewith. In accordance with Rule 406T of Regulation S-T, these exhibits are not deemed to be filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, are not deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and otherwise are not subject to liability under these sections.